United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 29, 2020

II-VI Incorporated
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056
(Address of Principal Executive Office) (Zip Code)

(724) 352-4455
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

II-VI Incorporated (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission on June 29, 2020 (the “Original Form 8-K”). Under Item 9.01 of the Original Form 8-K, the Company stated in Exhibit 99.2 that the interactive data file would be required within six business days. The Company did so in reliance on the temporary hardship exemption provided by Rule 201(c) of Regulation S-T in light of the technical issues experienced by the EDGAR filing system on June 29, 2020, when the Company was attempting to file the Original Form 8-K in connection with its commencement of a registered public offering of securities. This Amendment No. 1 includes the interactive data file as required by Regulation S-T. This Amendment No. 1 does not modify or update Form 8-K information filed on June 29, 2020 in any way, nor does it reflect any subsequent information or events, other than to address the temporary hardship exemption provided by Rule 201 of Regulation S-T.

Item 8.01. Other Events.

As previously disclosed in a Current Report on Form 8-K dated September 18, 2019, effective with the beginning of its 2020 fiscal year on July 1, 2019, II-VI Incorporated (the “Company”) began operating under two revised business segments: Compound Semiconductors and Photonic Solutions. The primary effect of this change was to combine what had been its Laser Solutions business segment with what had been its Performance Materials business segment into a new combined business segment called Compound Semiconductors.
The Company is filing information under Item 8.01 of this Current Report on Form 8-K/A (this “Form 8-K/A”) to (i) provide investors with recast historical information in the Company’s financial reporting for periods prior to this segment change, and (ii) incorporate by reference that recast historical financial information into the Company’s filings with the Securities and Exchange Commission, including registration statements filed under the Securities Act of 1933, as amended.
The following items from the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Form 10-K”) are being revised and updated from their previous presentation solely to reflect the Company’s new segment structure, as reflected in Exhibit 99.1 to this report:
•Part I, Item 1. Business;
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•Part II, Item 8. Financial Statements and Supplementary Data.
Except for minor, non-substantive revisions, only the following notes to the consolidated financial statements have been revised from their previous presentation:
•Note 1 – Nature of Business and Summary of Significant Accounting Policies;
•Note 3 – Acquisitions;
•Note 5 – Revenue from Contracts with Customers;
•Note 8 – Goodwill and Other Intangible Assets; and
•Note 14 – Segment and Geographic Reporting.
The changes referred to above had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, and the recast financial information contained in Exhibit 99.1 to this Form 8-K/A do not represent a restatement of previously issued financial statements.
Also included in Exhibit 99.1 is the report of Ernst & Young LLP, our independent registered public accounting firm, on the consolidated financial statements, which is unchanged from the report included in the 2019 Form 10-K, other than the dual date to include the recast and reissuance of the consolidated financial statement footnote information.
This Form 8-K/A does not modify or update other 2019 Form 10-K information in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above.

The information in this Form 8-K/A, including Exhibit 99.1, should be read in conjunction with the 2019 Form 10-K and any other documents filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, subsequent to August 16, 2019, which are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
23.1 Consent of Ernst & Young LLP. (incorporated herein by reference to Exhibit 23.1 to II-VI's Current
Report on Form 8-K (File No. 000-16195) filed on June 29, 2020).

99.1 Revised Part I, Item 1. “Business,” Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part II, Item 8. “Financial Statements and Supplementary Data” of II-VI Incorporated’s Annual Report on Form 10-K for the year ended June 30, 2019.
101.INS Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH Inline XBRL Taxonomy Extension Schema Document.
101.CAL Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104 Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: July 1, 2020	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer